[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
WORLDWIDE EMERGING
MARKETS FUND, INC.

Investment Objective: Growth of Long-term Capital

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Shareholders:

         The Lexington Worldwide Emerging Markets Fund increased by 78.49%* during the fourth quarter and increased by 112.58%* for the full year of 1999. According to Lipper, Inc. the average emerging markets fund increased 36.19% for the quarter and 70.77% for the year. The following is a discussion of the major factors impacting the performance of emerging markets in 1999.

         Y2K was a nonevent in emerging markets. The fourth quarter return looks to have finally generated investment interest from long dormant institutional players, who have shunned the asset class since 1997. Renewed foreign attention coupled with a steady inflow of domestic capital provides emerging markets with the possibility of a second year of a healthy performance. However, once again, we are not “holding our breath” in anticipation of foreign inflows, we believe that the local investor will be the dominant player in emerging markets.

         Over the past six months we have successfully restructured the Fund by means of position concentration and a sector focus on information technology stocks. The Fund now contains approximately 60 positions down from over 100 positions when we became manager last year. By virtue of this approach we have been able to concentrate on our best ideas and let our winners run. In addition, this has fostered greater research depth and corporate dialogue with management of our favorite stocks. Our bottom-up stock selection combined with selective country weightings have led to our out-performance this quarter.

Meeting Investment Objective:

         Our strategic overview for emerging markets for the new year continues to be based upon three themes:

        1) Underweight Latin America

We continue to believe that Latin American stocks will underperform next year due primarily to political concerns and debt overhang. However, we are turning more positive on certain sectors and on Brazil in particular. Although we plan to remain underweight relative to the benchmark suggestion of nearly 30%, we do not expect to remain as underweight as we have been recently. In particular, we believe that there will be a flood of new technology issues from Latin America next year which should reignite investor interest in the region.

        2) Overweight Specific Asian Markets

The continued positive economic progress evidenced in North Asian markets and the recent inclusion of China into the World Trade Organization will underpin out-performance from this region next year. Hence, we remain positive and overweight in Asian markets. In particular, we expect to focus on the emerging second tier over-the-counter markets particularly in Korea, Hong Kong and Singapore/Malaysia. The relative growth of the Korean OTC market, KOSDAQ, has been staggering this year alone, with average daily volume now exceeding $1 billion per day, up from $10 to $20 million last year. Moreover, just as we have seen in the US over the past decade, the most robust and highest growth stocks can be best accessed earlier in their corporate history via such exchanges. The Growth and Enterprise Market (GEM) in Hong Kong, promises to be a “KOSDAQ in the making” for next year and we are beginning to actively seek stocks in that market.

        3) Continued Strong Overweight: Turkey & India

Turkey was the best performing market in the world in the fourth quarter and contributed greatly to our out-performance in the fourth quarter. We continue to believe that a new investment paradigm is evolving in Turkey and that sharply lower interest rates for fiscal year 2000 will drive equity prices to new highs. Moreover, as real interest rates continue to fall we expect domestic investors to increasingly redirect personal savings from the local debt market to the stock market. In addition, the

Turkish government shall begin the process of selling state assets, such as the Turk Telecom to meet IMF and EU benchmarks.

The Indian stock market remains one of our core markets for the New Year. Our optimism regarding the Indian stock market is anchored on essentially three principles. First, we believe that the Indian technology sector is dynamic, innovative and aggressive; the sector has overcome its “only good for Y2K” label and is competing head-on with its international counterparts. Second, the Indian stock market is revitalizing and experiencing domestic investor interest thanks to improved corporate governance and newly designed trading systems which have greatly reduced the cost and headache of local share trading. Finally, the Indian political scene seems to have settled down to a predictable course that we interpret as bullish for economic growth and conducive to consumer spending.

Portfolio Differentiation:

         We continue to highlight our portfolio differentiation that is based on essentially three themes.

        1) Growth over Value

In the universe of Emerging Markets managers, most are value and large-cap oriented. This is a reflection of the indices, MSCI and IFC. Unlike in U.S. fund management where there are sectoral and style differentiation amongst managers and rankings, there exist no such subcategories in foreign equities or emerging markets. We have adopted a growth and technology focus to our bottom-up stock selection process, which we believe will enhance returns over the long-term.

        2) Geographic Overweight/Underweight Bias

In addition, we continue to utilize our successful top-down political/economic ranking system. As this system can yield market divergent opinions it sometimes results in either strong overweight or the possibility of zero weight positions even in markets which on an index basis can be low weight or high weight.

        3) Technology/Services and Consumer Sector Focus

Renewed growth in emerging markets combined with unleashed marginal savings has in our opinion produced the possibility for substantial earnings growth in the services and consumer sectors. Moreover, the re-tooling of emerging markets companies to compete in a wired and increasingly technologically dependent world will fundamentally alter the past business models employed in the third world. We are confident that emerging markets companies see the “writing on the wall” and are leapfrogging into higher service content and human capital intensive businesses. Hence, we believe that over the next five years, emerging markets will do to the technology and services sector what they did to the manufacturing and basic industries sector ten and twenty years ago. Namely, compete and take global market share through lower price, equal or better quality and improving efficiency.

         We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Alfredo M. Viegas Alfredo M. Viegas Portfolio Manager February, 2000	/s/ Mohammed Zaidi Mohammed Zaidi Portfolio Manager February, 2000	/s/ Robert M. Demichele Robert M. DeMichele President February, 2000

           Comparison of change In value of a $10,000 Investment In
               Lexington Wordlwide Emerging Markets Fund, Inc.,
     the unmanaged Morgan Stanley Capital International (EAFE) Index and
           the unmanaged Morgan Stanley Emerging Markets Free Index

                                 [LINE GRAPH]

------------------------------------------------------------------------------
                                         Morgan Stanley        Morgan Stanley
                Lexington Worldwide   Capital International   Emerging Markets
   Date         Emerging Markets Fund     (EAFE) Index            Free Index
------------------------------------------------------------------------------
 12/31/89            $10,000                 $10,000             $10,000
 12/31/90             $8,170                  $7,680              $8,945
 12/31/91            $10,625                  $8,640             $14,304
 12/31/92            $11,026                  $7,616             $15,935
 12/31/93            $18,013                 $10,125             $27,860
 12/31/94            $15,525                 $10,941             $25,824
 12/31/95            $14,605                 $12,205             $24,484
 12/31/96            $15,683                 $12,981             $25,960
 12/31/97            $13,895                 $13,248             $22,954
 12/31/98             $9,857                 $15,942             $17,138
 12/31/99            $20,955                 $20,294             $28,519
------------------------------------------------------------------------------

                     Average Annual Standard Total Returns
                        for the Period Ending 12/31/99

------------------------------------------------------------------------------
                                         Morgan Stanley       Morgan Stanley
                Lexington Worldwide   Capital International  Emerging Markets
                Emerging Markets Fund     (EAFE) Index          Free Index
------------------------------------------------------------------------------
         1 YR         112.58%                27.30%             66.41%
         5 YR          6.18%                 13.15%              2.00%
        10 YR          7.68%                  7.33%             11.05%
------------------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the the unmanaged Morgan
Stanley Capital International (EAFE) Index and the unmanaged Morgan Stanley
Emerging Markets Free Index. Results for the Fund, the Morgan Stanley Capital
International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index
include the reinvestment of all dividend and capital gain distributions. Prior to June 17, 1991 the Fund operated under a different investment objective.
Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
112.58%, 6.18% and 7.68% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Performance shown for the one-year period occurred during a time of generally favorable market conditions. Prior to June 17, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Investing in emerging markets, rather than established markets, has special risks, including currency fluctuations and political instability. There is no guarantee that the Fund can achieve its objective.

                Lexington Worldwide Emerging Markets Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation

Common Stocks                                                  78.2%
Cash & Cash Equivalents                                        18.2%
Preferred Stocks                                                3.6%

Top Country Holdings

South Korea                                                    15.9%
India                                                          13.6%
Turkey                                                         10.6%
South Africa                                                    6.5%
Brazil                                                          5.7%
Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 78.2%

	Australia: 0.5%
220,000	Techniche, Ltd. [1]	$ 755,760

	Brazil: 2.1%
60,000	Terra Networks, S.A. [1]	3,262,500

	Czech Republic: 0.2%
40,000	Central European Media Enterprises, Ltd. [1]	273,125

	Greece: 2.7%
45,000	Antenna TV S.A. (ADR)	787,500
140,000	Hellenic Telecommunications Organization S.A. (ADR)	1,671,250
55,000	STET Hellas Telecommunications S.A. (ADR) [1]	1,670,625

		4,129,375

	Hong Kong: 0.2%
1,660,000	China Agrotech Holdings	294,692

	Hungary: 2.5%
100,000	Synergon Information Systems, Ltd. (GDR) [1,2]	970,000
61,200	Uproar, Ltd. [1]	2,840,080

		3,810,080

	India: 13.6%
109,380	Aptech, Ltd.	4,441,301
125,000	BFL Software, Ltd.	3,191,243
111,000	DSQ Software, Ltd.	2,124,730
157,200	Fujitsu ICIM [1]	2,398,773
32,600	ITC, Ltd.	498,167
5,000	Pentafour Software & Exports, Ltd.	153,501
90,000	Satyam Computer Services, Ltd.	4,547,823
200,000	Silverline Technologies Industries, Ltd.	3,722,868

		21,078,406

	Indonesia: 0.2%
40,000	Gulf Indonesia Resources, Ltd.	325,000

	Israel: 1.5%

67,250	I.T. International Theatres, Ltd. [2]	551,450
50,000	Orckit Communications, Ltd. [1]	1,723,438

		2,274,888

	Malaysia: 4.2%
1,325,000	Resorts World Bhd	3,800,658
718,000	Telekom Malaysia Bhd	2,777,526

		6,578,184

Number of Shares	Security	Value (Note 1)

	Mexico: 3.4%
65,000	Pepsi-Gemex S.A. (GDR) [1]	$ 418,438
520,500	TV Azteca S.A. de C.V. (ADR)	4,684,500
15,910	TV Azteca S.A. de C.V. (ADR) [2]	143,190

		5,246,128

	Pakistan: 0.5%
1,800,000	Pakistan Telecommunications Company, Ltd.	752,963

	Philippines: 0.4%
4,800,000	Music Corporation	631,265

	Portugal: 0.7%
115,000	ParaRede, SGPS SA [1]	1,142,272

	Russia: 1.3%
131,100	Lukoil Holdings of Russia	1,579,755
4,250	Moscow Telephone Systems [1]	359,942

		1,939,697

	Singapore: 3.0%
85,000	Creative Technology, Ltd.	1,540,812
1,000,000	Dairy Farm International Holdings, Ltd. [1]	900,000
100,000	Singapore Press Holdings, Ltd.	2,166,860

		4,607,672

	South Africa: 6.5%
753,050	Dimension Data Holdings, Ltd. [1]	4,720,674
320,000	Ixchange Technology Holdings, Ltd. [1]	1,351,190
2,649,000	Metropolis Transactive Holdings, Ltd.	731,348
5,100,000	Paradigm Capital Holdings, Ltd. [1]	530,082
887,520	Primedia, Ltd.	1,138,671
736,460	Primedia, Ltd. (N shares)	908,983
413,460	The Education Investment Corporation, Ltd.	345,807
2,085,100	Union Alliance Media, Ltd. [1]	406,351

		10,133,106

	South Korea: 15.9%
16,000	Cheil Jedang Corporation	1,850,282
16,000	Dacom Corporation	8,262,712
140,000	Daewoo Securities Company	1,588,100
110,993	Hyundai Electronics Industries Company [1]	2,361,345
39,007	Hyundai Electronics Industries Company (Rights) [1]	829,863
71,641	Kumho Electric, Inc. [1]	2,289,375
26,000	LG Information & Communication, Ltd.	4,314,972
Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS (continued):

	South Korea (continued):
80,000	LG Investment & Securities Company, Ltd.	$ 1,362,994
17,849	LG Investment & Securities Company, Ltd. (Rights) [1]	304,101
100,000	Medison Company	1,460,982
4,000	Telson Electronics Company, Ltd.	78,390
18,788	Tongyang Merchant Bank Bond	6,634

		24,709,750

	Taiwan: 3.0%
636,000	Mitac International Corporation	975,809
2,227,000	Picvue Electronics, Ltd.	2,685,186
1,026,000	Taiwan Cement Corporation	1,060,363

		4,721,358

	Thailand: 3.3%
3,493,293	K.R. Precision Public Company, Ltd. [1]	2,626,358
7,756,500	KGI Securities One Public Company, Ltd. [1]	1,135,348
320,000	KGI Securities One Public Company, Ltd. (Warrants) [1]	18,736
2,500,000	Krung Thai Bank Public Company, Ltd. [1]	1,314,037

		5,094,479

	Turkey: 10.6%
50,000,000	Akbank T.A.S.	1,475,500
225,000,000	Dogan Yayin (Holdings) [1]	3,321,000
25,000,000	Haci Omer Sabanci Holding A.S.	1,452,750
35,000,000	Netas Northern Electric Telekomunikasyon A.S.	4,648,700
23,000,000	Vestel Elektronik Sanayi ve Ticaret A.S. [1]	5,515,630

		16,413,580

	United States: 1.1%
90,000	IDT Corporation [1]	1,701,562

	Venezuela: 0.8%
50,000	Compania Anonima Nacional Telefonos de Venezuela (ADR)	1,231,250

	TOTAL COMMON STOCKS (cost $79,980,004)	121,107,092

Number of Shares or Principal Amount	Security	Value (Note 1)

	PREFERRED STOCKS: 3.6%
	Brazil: 3.6%
70,000,000	Banco do Estado de Sao Paulo S.A.	$ 2,497,895
289,400	Tele Centro Oeste Celular Participacoes S.A. (ADR)	1,881,100
50,000	Telecomunicacoes de Sao Paulo (ADR)	1,221,875

	TOTAL PREFERRED STOCKS (cost $4,607,934)	5,600,870

	SHORT-TERM INVESTMENTS: 14.2%
	U.S. Government Obligations: 14.2%
$ 5,500,000	U.S. Treasury Bills, 4.58%, due 01/06/00	5,498,090
17,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00	16,558,298

	TOTAL SHORT-TERM INVESTMENTS (cost $22,059,103)	22,056,388

	TOTAL INVESTMENTS: 96.0% (cost $106,647,041†) (Note 1)	148,764,350

	Other assets in excess of liabilities: 4.0%	6,229,420

	TOTAL NET ASSETS: 100.0% (equivalent to $15.10 per share on 10,261,385 shares outstanding)	$154,993,770

[1]	Non-income producing security.

[2]	Illiquid and restricted security (Note 7).

ADR —American Depository Receipt.

GDR —Global Depository Receipt.

†	Aggregate cost for Federal income tax purposes is $107,118,213.
Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

At December 31, 1999, the composition of the Fund’s net assets by industry concentration was as follows:

Banking	3.4%
Consumer Durable	15.5
Consumer Non-durable	1.4
Electrical & Electronics	11.1
Energy Sources	1.2
Financial Services	3.2
Health & Personal Care	1.0
Internet	12.3
Materials	0.7
Media	7.9%
Merchandising	0.6
Multi-Industry	1.1
Semiconductor	2.5
Services	4.1
Telecommunications	15.5
Tobacco	0.3
Other assets	18.2

Total Net Assets	100.0%

The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $106,647,041) (Note 1)	$148,764,350

Cash	244,860

Foreign currencies (cost $42,064)	42,347

Receivable for shares sold	6,615,876

Dividends and interest receivable	106,819

Other receivables	1,705

Total Assets	155,775,957

Liabilities

Due to Lexington Management Corporation (Note 2)	98,769

Payable for investment securities purchased	256,831

Payable for shares redeemed	285,966

Accrued expenses	140,621

Total Liabilities	782,187

Net Assets (equivalent to $15.10 per share on 10,261,385 shares outstanding) (Note 4)	$154,993,770

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 10,261,385

Additional paid-in capital (Note 1)	139,262,804

Accumulated net investment loss (Note 1)	(119,233)

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8)	(36,530,641)

Unrealized appreciation of investments and foreign currency translation of other assets and liabilities	42,119,455

Total Net Assets	$154,993,770

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 987,086
Interest	160,425

	1,147,511
Less: foreign tax expense	94,274

Total investment income		$ 1,053,237

Expenses

Investment advisory fee (Note 2)	785,431
Custodian expenses	207,498
Transfer agent and shareholder servicing expenses (Note 2)	107,824
Distribution expense (Note 3)	196,336
Printing and mailing expenses	64,800
Professional fees	35,039
Directors ’ fees and expenses	20,260
Accounting expenses (Note 2)	59,799
Registration fees	21,369
Computer processing fees	19,692
Other expenses	54,868

Total expenses		1,572,916

Net investment loss		(519,679)

Realized and Unrealized Gain (Loss) on Investments (Note 5)

Net realized gain (loss) on:
Investments	8,199,636
Foreign currency transactions	(177,571)

Net realized gain		8,022,065
Net change in unrealized appreciation of:
Investments	60,979,756
Foreign currency translation of other assets and liabilities	(23,184)

Net change in unrealized appreciation		60,956,572

Net realized and unrealized gain		68,978,637

Increase in Net Assets Resulting from Operations		$68,458,958

The Notes to Financial Statements are an integral part of these statements.
8

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income (loss)	$ (519,679)	$ 1,130,655
Net realized gain (loss) from investments and foreign currency transactions	8,022,065	(36,574,147)
Net change in unrealized appreciation of investments and foreign currency translation	60,956,572	891,315

Net increase (decrease) in net assets resulting from operations	68,458,958	(34,552,177)

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(286,571)	(870,294)

Capital Share Transactions: (Note 4)
Proceeds from sale of shares	99,235,547	55,113,742
Reinvested dividends	268,725	806,004
Cost of shares redeemed	(78,005,927)	(92,859,973)

Net increase (decrease) in net assets from capital share transactions	21,498,345	(36,940,227)

Net increase (decrease) in net assets	89,670,732	(72,362,698)
Net Assets:
Beginning of period	65,323,038	137,685,736

End of period (including accumulated net investment loss of $119,233 and undistributed net investment income of $281,164 in 1999 and 1998, respectively) (Note 1)	$154,993,770	$ 65,323,038

The Notes to Financial Statements are an integral part of these statements.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Worldwide Emerging Markets Fund, Inc. (the “Fund ”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments     Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund ’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions    Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.
Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund ’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Stratos Advisors, Inc. ( “Stratos”) under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at the annual rate of 0.35% of the Fund’s average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund, (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $120,959 which are incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund has a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (LFD), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999 were $196,336 and are set forth in the statement of operations.

4. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		Deember 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	9,845,634	$99,235,547	6,690,183	$55,113,742
Shares issued on reinvestment of dividends	29,543	268,725	118,245	806,004

	9,875,177	99,504,272	6,808,428	55,919,746
Shares redeemed	(8,770,026)	(78,005,927)	(11,179,605)	(92,859,973)

Net increase (decrease)	1,105,151	$21,498,345	(4,371,177)	$(36,940,227)

5. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $140,834,365 and $149,515,741, respectively.
Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

5. Investment Transactions (continued)

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $49,671,781 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,025,644.

6. Investment and Concentration Risks

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund’s Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value.

Security	Acquisition Date	Shares	Market Value	Percent of Net Assets
I.T. International Theatres, Ltd.	03/19/99	67,250	$ 551,450	0.36%
TV Azteca S.A. de C.V. (ADR)	07/02/99	15,910	143,190	0.09
Synergon Information Systems, Ltd. (GDR)	04/26/99	100,000	970,000	0.63

			$1,664,640	1.08%

8. Federal Income Taxes - Capital Loss Carryforwards

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are $430,319 expiring in 2003 and $35,629,150 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

9. Tax Information (unaudited)

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	9.25%
Federal Home Loan Bank	5.95
Federal Home Loan Mortgage Corporation	6.06
Federal National Mortgage Association	0.05

Lexington Worldwide Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 7.13	$10.18	$11.49	$10.70	$11.47

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.12	0.01	—	0.08
Net realized and unrealized gain (loss) on investments and foreign currencies	8.05	(3.08)	(1.32)	0.79	(0.76)

Total income (loss) from investment operations	8.00	(2.96)	(1.31)	0.79	(0.68)

Less distributions:
Dividends from net investment income	(0.03)	(0.09)	—	—	(0.08)
Distributions from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.03)	(0.09)	—	—	(0.09)

Net asset value, end of period	$15.10	$ 7.13	$10.18	$11.49	$10.70

Total return	112.58%	(29.06)%	(11.40)%	7.38%	(5.93)%

Ratio to average net assets:
Expenses	2.00%	1.85%	1.82%	1.76%	1.88%
Net investment income (loss)	(0.66)%	1.14%	0.09%	(0.01)%	0.70%
Portfolio turnover rate	184.39%	107.19%	112.05%	86.26%	92.85%
Net assets at end of period (000 ’s omitted)	$154,994	$65,323	$137,686	$254,673	$265,544

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long-term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
Stratos Advisors, Inc.
Wall Street Tower
20 Exchange Place, 52nd Floor
New York, New York 10005

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

All Shareholder requests for services
of any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

  www.lexingtonfunds.com

This report has been prepared for the information of the shareholders of Lexington Worldwide Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX273-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp